UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
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Amendment Number One to
FORM 8-K
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CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report:  March 31, 2016
Earliest Event Date requiring this Report:  March 24, 2016
DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED)

CAPSTONE COMPANIES, INC.
(EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)
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Florida	000-28831	84-1047159
(State of Incorporation	(Commission File No.)	(I.R.S. Employer Identifica-
or organization)		tion No.)

350 Jim Moran Blvd.
Suite 120
Deerfield Beach, Florida 33442
(Address of principal executive offices)

(954) 252-3440
(Registrant's telephone number, including area code)

Item 2.02.    Results of Operations and Financial Condition.

On March 24, 2016, Capstone Companies, Inc., a Florida corporation, (the "Company"), conducted a webcast and conference call to discuss Company's operating and financial results for the three months ending December 31, 2015 and for fiscal year end 2015. A transcript of the March 24, 2016 webcast and conference call is attached hereto as Exhibit 99.2 to this Amendment Number One to this Current Report on Form 8-K.

Item 7.01.    Regulation FD Disclosure

The Company held a webcast and conference call at 10:30 a.m., Eastern Standard Time, on Thursday, March 24, 2016, to discuss operating and financial results for the three months ending December 31, 2015 and for fiscal year end 2015.  The information discussed under Item 2.02 above and this Item 7.01, including Exhibit 99.2 hereto, shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or incorporated by reference in any filing by the Company under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such a filing.

ITEM 9.01.    Financial Statements and Exhibits.

EXHIBIT NUMBER	EXHIBIT DESCRIPTION

99.2	Transcript of March 24, 2016 webcast and conference call of Capstone Companies, Inc. regarding Company's fiscal quarter results for the three months ended December 31, 2015 and fiscal year end 2015. *

*Filed Herein

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CAPSTONE COMPANIES, INC., A FLORIDA CORPORATION

Date:    March 31, 2016

By: /s/ James McClinton
Chief Financial Officer